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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

H&Q Healthcare Investors, H&Q Life Sciences Investors
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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H&Q HEALTHCARE INVESTORS
H&Q LIFE SCIENCES INVESTORS

30 Rowes Wharf, Fourth Floor
Boston, Massachusetts 02110-3328
(617) 772-8500

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
H&Q HEALTHCARE INVESTORS and H&Q LIFE SCIENCES INVESTORS:

An Annual Meeting of Shareholders of H&Q Healthcare Investors and of H&Q Life Sciences Investors (each a "Fund") will be held on Thursday, June 15, 2006 at 10:00 a.m. at the Wyndham Boston Hotel, 89 Broad Street, Boston, Massachusetts 02110, for the following purposes:

(1)  The election of Trustees of each Fund;

(2)  The ratification or rejection of the selection of Deloitte & Touche LLP as the independent registered public accountants of each Fund for the fiscal year ending September 30, 2006; and

(3)  The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

Although the Annual Meetings are held together for convenience in order to hear common presentations, each Fund's shareholders take action independently of the other. Shareholders of record at the close of business on May 4, 2006 will be entitled to vote at the Annual Meeting or at any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Kathleen M. Eckert,
Secretary

May 10, 2006

Please complete, date and sign the Proxy for the shares held by you and return the Proxy in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States. It is important that you return your signed Proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

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H&Q HEALTHCARE INVESTORS
H&Q LIFE SCIENCES INVESTORS

JOINT PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of H&Q Healthcare Investors ("HQH") and of H&Q Life Sciences Investors (''HQL" and, together with HQH, each is referred to separately as the "Fund" and collectively as the "Funds") of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds to be held on June 15, 2006 (the "Annual Meeting"), and any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting, dated May 10, 2006. Unless otherwise indicated, all information in this Proxy Statement and each proposal ("Proposal") applies separately to each Fund. This Proxy Statement, the Notice of Annual Meeting and the Proxy Card(s) are first being mailed to shareholders on or about May 10, 2006.

Proposal 1 relates to the election of Trustees for each Fund and Proposal 2 relates to the ratification of the selection of the independent registered public accountants of each Fund. Each Fund's shareholders will vote separately on each Proposal.

Each Fund will furnish, without charge, a copy of its Annual Report, or the most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. Requests may be sent to each Fund at 30 Rowes Wharf, Suite 430, Boston, MA 02110-3328 or be made by calling (800) 451-2597.

Proposal 1
ELECTION OF TRUSTEES

Each Fund's Declaration of Trust provides that the Board of Trustees shall be divided into three classes with staggered terms. The term of office of the Class B Trustees expires on the date of the 2006 Annual Meeting, and the term of office of the Class C and Class A Trustees will expire one and two years, respectively, thereafter. Trustees chosen to succeed the Class B Trustees whose terms are expiring will be elected for a three-year term.

Each Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board of Trustees and that such number shall be at least three and no greater than fifteen. Each Fund's Board of Trustees has fixed the number of Trustees at eight. Proxies will be voted for the election of the following four nominees for HQH and three nominees for HQL. Each nominee other than Lucinda H. Stebbins, CPA is presently serving as a Class B Trustee and has consented to continue to so serve. On April 20, 2006, Lucinda H. Stebbins, CPA was nominated to stand for election as a Class A Trustee for HQH and a Class B Trustee for HQL by the Board of Trustees of each Fund with the approval of the Nominating Committee and upon the recommendation of a current Trustee. Lucinda H. Stebbins, CPA has accepted each nomination. In the event that a nominee is unable to serve for any reason (which is not now expected), when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

The nominees to serve as Class B Trustees of HQH until the 2009 Annual Meeting are Daniel R. Omstead, Ph.D., Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. Lucinda H. Stebbins, CPA has been nominated to serve as a Class A Trustee of HQH until the 2008 Annual Meeting. The nominees to serve as Class B Trustees of HQL until the 2009 Annual Meeting are Daniel R. Omstead, Ph.D., Henri A. Termeer and Lucinda H. Stebbins, CPA. The Class C Trustees serving until the 2007 Annual Meeting are Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky for HQH and Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. for HQL. The Class A Trustee serving until the 2008 Annual Meeting is Henri A. Termeer for HQH and Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky for HQL.

The nominees and Trustees and their principal occupations for at least the last five years are set forth in the table below.

Name (Age), Address, Position(s) Held with the Funds and Length of Time Served, Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Nominee for Trustee	Number of Funds in Fund Complex Overseen by Trustee or Nominee for Trustee
INDEPENDENT TRUSTEES AND NOMINEES
Lawrence S. Lewin^▲† (68), 30 Rowes Wharf, Boston, MA 02110 Trustee of HQH (since 1987) and of HQL (since 1992) and Chairman of HQH and HQL (since 2000); Executive Consultant (since December 1999) of the Lewin Group (healthcare public policy and management consulting); Director (since 2001) of CardioNet; Director (since 2003) of Medco Health Solutions, Inc.; Director (since 2005) of Care Fusion and Director (since 1984) of Intermountain Healthcare (non-profit organization).	2
Robert P. Mack, M.D.#▲^ (70), 30 Rowes Wharf, Boston, MA 02110 Trustee (since 1991) of HQH and (since 1992) of HQL; Orthopedic Surgeon at Orthopedic Associates of Aspen (since 2000).	2
Eric Oddleifson**#† (71), 30 Rowes Wharf, Boston, MA 02110 Trustee of HQH and of HQL (since 1992); self-employed consultant (since November 2005); Investment Committee Chair (2003-2005) and Partner (1997-2003) of GMO Renewable Resources LLC (timber investment management).	2
Oleg M. Pohotsky**#† (59), 30 Rowes Wharf, Boston, MA 02110 Trustee of HQH and of HQL (since 2000); Self-employed Financial Consultant (since 2002); Senior Vice President (from 1991-2001) of FAC/Equities, a division of First Albany Corporation (investment bank).	2
Uwe E. Reinhardt, Ph.D.** (68), 30 Rowes Wharf, Boston, MA 02110 Trustee of HQH (since 1988) and of HQL (since 1992); Professor of Economics (since 1968) at Princeton University; Director (since 2000) of Triad Hospitals, Inc.; Director (since 2002) of Boston Scientific; Director (since 2002) of Amerigroup, Inc.; Director (since 2001) of Duke University; Director (since 2001) of the Duke University Health System; Director (since 2002) of the National Bureau of Economic Research.	2
Lucinda H. Stebbins, CPA, (60), 30 Rowes Wharf, Boston, MA 02110 Self-employed Financial Consultant (since 2004); Director of Deutsche Asset Management (2002-2004); Senior Vice President Scudder Investments (2000-2002).	2
Henri A. Termeer^▲ (60), 30 Rowes Wharf, Boston, MA 02110 Trustee of HQH (since 1989) and of HQL (since 1992); Chairman (since 1988), Chief Executive Officer (since 1985), and President (since 1983) of Genzyme Corporation (human healthcare products); Director (since 1987) of ABIOMED, Inc.; Director (1996-2002) of Diaqirl.	2
INTERESTED TRUSTEE
Daniel R. Omstead, Ph.D.* (52), 30 Rowes Wharf, Boston, MA 02110 President of HQH and of HQL (since 2001); Trustee of HQH and of HQL (since 2003), President, Chief Executive Officer and Managing Member (since July 2002) of Hambrecht & Quist Capital Management LLC; President and Chief Executive Officer (2001-June 2002) and Managing Director (2000-June 2002) of Hambrecht & Quist Capital Management, Inc.; Director (since 2003) of Concentric Medical, Inc.; President and Chief Executive Officer (from 1998-2000) of Reprogenesis, Inc.	2

*  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with Hambrecht & Quist Capital Management LLC (the "Adviser").

  **  Member of each Fund's Audit Committee.

   ^  Member of each Fund's Governance Committee.

   ▲  Member of each Fund's Nominating Committee.

  #  Member of each Fund's Valuation Committee.

  †  Member of each Fund's Qualified Legal Compliance Committee.

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of each Fund and in the aggregate as of April 13, 2005. The information as to beneficial ownership is based upon statements furnished by each Trustee.

Name of Trustee	Dollar Range of Equity Securities in HQH	Dollar Range of Equity Securities in HQL	Aggregate Dollar Range of Equity Securities in Both Funds Overseen by Trustee in Fund Complex
Independent Trustees
Lawrence S. Lewin	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Robert P. Mack, M.D	$50,001-$100,000	None	$50,001-$100,000
Eric Oddleifson	$50,001-$100,000	$50,001-$100,000	Over $100,000
Oleg M. Pohotsky	None	None	None
Uwe E. Reinhardt, Ph.D.	$1-$10,000	$1-$10,000	$10,001-$50,000
Henri A. Termeer	None	None	None
Lucinda H. Stebbins, CPA	None	None	None
Interested Trustee
Daniel R. Omstead, Ph.D.	$50,001-$100,000	$50,000-$100,000	Over $100,000

Although Trustees are encouraged to attend the annual meetings of shareholders to the extent they are able, the Funds have no formal policy with regard to board members' attendance at annual meetings of shareholders. Last year, four of the seven Trustees then in office attended the annual meeting of shareholders. Ms. Stebbins' spouse is a managing director of Cannacord Adams, Inc. In February 2006, Medwave, Inc. issued shares of its common stock in a private placement for which it had engaged Cannacord Adams, Inc. as placement agent, and the Funds purchased shares of Medwave, Inc. in that offering.

Shareholders wishing to send communications to the Boards may communicate with members of the Boards of Trustees by submitting a written communication directed to the applicable Board of Trustees in care of the Funds' Secretary, Kathleen M. Eckert, at 30 Rowes Wharf, Boston, MA 02110.

Standing Committees

Audit Committee. Each Fund has an Audit Committee comprised solely of Trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds and the Adviser (each an "Independent Trustee") and who are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards. Each Fund's Board of Trustees has adopted a written charter for the Audit Committee, and a copy of this charter was included as Exhibit A to the Funds' Joint Proxy Statement dated May 24, 2004. The principal purpose of each Fund's Audit Committee is to assist the Board of Trustees in fulfilling its responsibility to oversee management's conduct of the Fund's financial reporting process, including reviewing the financial reports and other financial information provided by the Fund, the Fund's systems of internal accounting and financial controls and the annual independent audit process.

For each Fund, the Audit Committee's role is one of oversight, and it is recognized that the Fund's management is responsible for preparing the Fund's financial statements and that the independent registered public accountant is responsible for auditing those financial statements. Although each Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board of Trustees in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and each Fund's independent public accountants.

The members of each Fund's Audit Committee are Messrs. Oddleifson, and Pohotsky and Dr. Reinhardt. Mr. Pohotsky is the Chairman of each Fund's Audit Committee. Each Fund's Audit Committee held five meetings during the fiscal year ended September 30, 2005.

Governance Committee. Each Fund has a Governance Committee comprised solely of Independent Trustees who are "independent" as defined in the NYSE Listing Standards. Each Fund's Board of Trustees has adopted a written charter for the Governance Committee. Each Fund's Governance Committee's mission under its charter is to review, evaluate, and enhance the effectiveness of each Fund's Board of Trustees in its role in governing each Fund and to oversee management of each Fund in accordance with the Corporate Governance Guidelines, which have been adopted by each Fund's Board of Trustees.

Each Fund's Governance Committee shall review, discuss and make recommendations to the Board of Trustees relating to those issues that pertain to the effectiveness of the Board of Trustees in carrying out its responsibilities in governing each Fund and overseeing each Fund's management. The members of each Fund's Governance Committee are Messrs. Lewin and Termeer and Dr. Mack. Mr. Lewin is the Chairman of each Fund's Governance Committee. Each Fund's Governance Committee met twice during the fiscal year ended September 30, 2005.

Nominating Committee. Each Fund has a Nominating Committee comprised soley of Independent Trustees who are "independent" as defined in the NYSE Listing Standards. Each Fund's Board of Trustees has adopted a written charter for the Nominating Committee. The Nominating Committee charter is not available on the Fund's website but, the current charter is attached to this Joint Proxy Statement as Exhibit A.

Each Fund's Nominating Committee requires that each prospective trustee candidate have a college degree or equivalent business experience, and that each candidate is not serving in a similar capacity on the board of a registered investment company which (i) is not sponsored or advised by the Funds' investment adviser or its affiliates and (ii) the Board in its discretion has determined to be competitive with the Fund taking into account such registered investment company's investment mandate. Each Fund's Nominating Committee may also take into account other factors when considering and evaluating potential trustee candidates, including but not limited to: (i) availability and commitment to attend meetings and perform responsibilities of the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate's ability, judgment and expertise; and (vi) the overall diversity of the Board's composition.

Each Fund's Nominating Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services. Each Fund's Nominating Committee will consider potential trustee candidates recommended by shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or the Adviser; and (iii) are "independent" as defined in the NYSE Listing Standards. In order to be evaluated by the appropriate Committee, trustee candidates recommended by shareholders must also meet certain eligibility requirements as set out in the Committees' Nominating Charter. Other than those eligibility requirements, the Committees shall not evaluate shareholder trustee nominees in a different manner than other nominees. The standard of the Committees is to treat all equally qualified nominees in the same manner.

All shareholder recommended nominee submissions must be received by the Funds by the deadline for submission of any shareholder proposals which would be included in the Funds' proxy statement for the next annual meeting of the Funds. Each nominating shareholder or shareholder group must meet the requirements stated in the Nominating Charter. A nominating shareholder or shareholder group may not submit more than one nominee per year. When nominating a trustee candidate, shareholders must include in their notice to the Funds' Secretary: (i) the shareholder's contact information; (ii) the trustee candidate's contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Act of 1934, as amended; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected. Once a nomination has been timely received in proper form, the nominee will be asked to complete an eligibility questionnaire to assist the Funds in assessing the nominee's qualifications as a potential Independent Trustee and as someone who is "independent" under the NYSE Listing Standards. The Nominating Committee will make such determinations in its sole discretion and such determinations shall be final.

The members of each Fund's Nominating Committee are Messrs. Lewin and Termeer and Dr. Mack. Mr. Lewin is the Chairman of each Fund's Nominating Committee. Each Fund's Nominating Committee met one time during the fiscal year ended September 30, 2005.

Valuation Committee. Each Board has delegated to each Fund's Valuation Committee general responsibility for determining, in accordance with each Fund's valuation procedures, the value of assets held by each Fund on any day on which the net asset value per share is determined. Each Valuation Committee may appoint, and has appointed, a Sub-Committee made up of employees and officers of the Adviser, to deal in the first instance with day to day valuation decisions, subject to oversight by the Valuation Committee. Each Valuation Committee shall meet as often as necessary to ensure that each action taken by the Sub-Committee is reviewed within a calendar quarter of the occurrence. In connection with its review, each Valuation Committee shall ratify or revise the pricing methodologies authorized by the Sub-Committee since the last meeting of the Valuation Committee. Each Valuation Committee is charged with the responsibility of determining the fair value of each Fund's securities or other assets in situations set forth in each Fund's valuation procedures.

The members of each Fund's Valuation Committee are Messrs. Oddleifson and Pohotsky and Dr. Mack. Each Fund's Valuation Committee held four meetings during the fiscal year ended
September 30, 2005.

Qualified Legal Compliance Committee. Each Fund has a Qualified Legal Compliance Committee ("QLCC") comprised solely of Independent Trustees. Each Fund's Board of Trustees has adopted a written charter for the QLCC. The principal purpose of each Fund's QLCC is to review and respond to reports of Evidence of a Material Violation (as defined in the QLCC charter). Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the Commission under the Sarbanes-Oxley Act of 2002 (the "Standards"). Under the Standards, if an attorney appearing and practicing before the Commission in the representation of an issuer, such as the Funds, becomes aware of Evidence of a Material Violation by the issuer or by any officer, trustee, employee or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer's QLCC forthwith. In discharging its role, the QLCC is granted the power to investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Funds and the power to retain outside counsel, auditors or other experts for this purpose.

The members of each Fund's QLCC are Messrs. Lewin, Oddleifson and Pohotsky. Mr. Pohotsky is the Chairman of each Fund's QLCC. Neither Fund's QLCC met during the fiscal year ended September 30, 2005.

Attendance. During the fiscal year ended September 30, 2005, each Fund's Board of Trustees held four meetings; each Fund's Audit Committee held five meetings; each Fund's Governance Committee, held two meetings; each Fund's Nominating Committee held one meeting; and each Fund's Valuation Committee held four meetings.

Each of the Trustees, other than Mr. Termeer and Mr. Reinhardt, attended at least 75% of the aggregate number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which they served. During the fiscal year ended September 30, 2005, Mr. Termeer and Mr. Reinhardt attended approximately 70% and 55%, respectively, of the meetings of the Board of Trustees and the Committees of the Board of Trustees on which they served.

Compensation of Trustees

For the fiscal year ended September 30, 2005 each Fund paid its Independent Trustees an annual fee of $20,000. Each Fund currently pays each Independent Trustee $500 for each Board and Committee meeting attended in person and $250 for each Board and Committee meeting attended by telephone. Currently, the Chairman of the Board of Trustees, the Chairman of the Audit Committee and the Chairman of the Valuation Committee of each Fund receives an additional annual fee of $2,500. Currently, the Chairman of the Nominating Committee and the Chairman of the Governance Committee of each Fund receives an additional fee of $1,250. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. For the fiscal year ended September 30, 2005, the Independent Trustees as a group received $158,415 from HQH and $155,958 from HQL for fees and reimbursed expenses. Neither of the Funds directly paid any additional compensation to the Trustees for the fiscal year ended September 30, 2005. Each Fund has entered into a Services Agreement (the "Agreement") with Hambrecht & Quist Capital Management LLC, each Fund's investment Adviser (the "Adviser"). Pursuant to the terms of the Agreement, each Fund reimburses the Adviser for a portion of the payment of salary and provision of benefits to each Fund's Chief Compliance Officer. During the fiscal year ended September 30, 2005 these payments amounted to $123,540 and $66,017 for HQH and HQL, respectively. Trustees and officers of the Funds who hold positions with the Adviser receive indirect compensation from the Funds in the form of the investment advisory fee paid to the Adviser. The following table sets forth information regarding compensation of Trustees by the Funds for the fiscal year ended September 30, 2005, but does not include expenses.

Compensation Table

For the fiscal year ended September 30, 2005

Name of Trustee	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued as part of each Fund's Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from both Funds and Fund Complex Paid to Trustees
Independent Trustees
Lawrence S. Lewin	$27,000	N/A	N/A	$54,000
Robert P. Mack, M.D.	$24,250	N/A	N/A	$48,500
Eric Oddleifson	$27,000	N/A	N/A	$54,000
Oleg M. Pohotsky	$31,000	N/A	N/A	$62,000
Uwe E. Reinhardt, Ph.D.	$22,000	N/A	N/A	$44,000
Henri A. Termeer	$22,000	N/A	N/A	$44,000

Name of Trustee	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued as part of each Fund's Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from both Funds and Fund Complex Paid to Trustees
Interested Trustees
Daniel R. Omstead, Ph.D.	$0	N/A	N/A	$0

Executive Officers

The following table sets forth information (Name (Age), Address, Positions with the Funds) for at least the last five years with respect to the executive officers of the Funds who do not also serve as Trustees. Each officer has been elected by the Board of Trustees and serves at the pleasure of the Trustees.

Kathleen M. Eckert (39), 30 Rowes Wharf, Boston, MA 02110

Chief Compliance Officer of HQH, HQL and Hambrecht & Quist Capital Management LLC (since October 2004); Secretary and Treasurer of HQH and HQL (since February 2005); Senior Vice President of Ivy Mackenzie Services Corp., from June 2002 to January 2004. Chief Compliance Officer of Mackenzie Investment Management, Inc. from June 2002 to June 2003. Director of Fund Administration of Mackenzie Investment Management Inc. from 1999 to June 2003.

Required Vote

Each Fund's Declaration of Trust states that the Trustees shall be elected by a plurality of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR all nominees.

INFORMATION PERTAINING TO THE ADVISER

Hambrecht & Quist Capital Management LLC, a limited liability company under the laws of Delaware, is the investment adviser for each Fund. Under each Fund's Current Agreement, the Adviser is responsible for the management of the Fund's assets, subject to the supervision of the Board of Trustees. The Adviser manages the investments of each Fund in accordance with its investment objective and policies. The Adviser is also obligated to supervise and perform certain administrative and management services and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties. Except for a portion of the salary of the Funds' Chief Compliance Officer, the salaries of all officers of the Funds and all personnel of the Funds or of the Adviser performing services relating to research, statistical or investment activities, and of all Trustees who are Interested Persons of the Funds or of the Adviser, are paid by the Adviser or an affiliate thereof. The Adviser is located at 30 Rowes Wharf, Suite 430, Boston, MA 02110-3328.

Each Fund's current Adviser is owned by Daniel R. Omstead Ph.D, Mary N. Omstead and the
Alan G. Carr Irrevocable Family Trust. Mr. Carr, a former portfolio manager, president and trustee of each of the Funds, passed away in October 2003. Dr. Omstead is currently the President and Chief Executive Officer of the Adviser. Mary Omstead is Dr. Omstead's wife. Under the terms of the Adviser's current Amended and Restated Limited Liability Company Agreement, the Adviser will purchase the Alan G. Carr Irrevocable Family Trust's interest in the Adviser over the course of a number of years.

Daniel R. Omstead Ph.D serves as President and Chief Executive Officer of the Adviser. The address for Dr. Omstead is c/o the Adviser at 30 Rowes Wharf, Suite 430, Boston, Massachusetts 02110-3328.

REPORT OF THE AUDIT COMMITTEE OF EACH FUND

Each Fund's Audit Committee reviewed and discussed the Fund's audited financial statements with management for the Fund's fiscal year ended September 30, 2005, and discussed with the Fund's independent registered public accountants, Deloitte &Touche LLP, the matters required to be discussed by SAS 61 (Communication with Audit Committees), which includes among other items, matters relating to the conduct of an audit of the Fund's financial statements. Each Fund's Audit Committee received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Deloitte & Touche LLP its independence. Based on its review and discussions with management and Deloitte & Touche LLP, each Fund's Audit Committee recommended to the Board of Trustees that the Fund's audited financial statements for the Fund's fiscal year ended September 30, 2005 be included in the Fund's Annual Report filed with the Securities and Exchange Commission (the "SEC").

INFORMATION REGARDING THE FUNDS' INDEPENDENT ACCOUNTANTS
FOR PRIOR YEARS

PricewaterhouseCoopers LLP ("PWC") served as the independent accountants for the Funds for their fiscal years ended September 30, 2002 and 2003, and had been selected as the independent accountants for their fiscal year ended September 30, 2004. On May 7, 2004, PWC resigned as the Funds' independent accountants for the fiscal year ended September 30, 2004 effective upon the completion of services related to the Funds' semi-annual financial statements. The reports provided by PWC for each of the Funds for the fiscal years ended September 30, 2002 and September 30, 2003 were unqualified and contained no adverse opinion or disclaimer of opinion, nor were the reports modified as to uncertainty, audit scope, or accounting principle. Further, in connections with its audits for the two previous fiscal years and through the date of this proxy statement, there have been no disagreements between PWC and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused PWC to reference the subject matter of the disagreements in its report of the financial statements for such years.

Proposal 2
RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

Pursuant to the 1940 Act, at a meeting called for such purpose on February 16, 2006, each Fund's Audit Committee recommended and a majority of the Board of Trustees of each Fund, including a majority of the Independent Trustees, selected Deloitte & Touche LLP as the independent registered public accountants for the year ending September 30, 2006. Each Fund has been advised that neither Deloitte & Touche LLP nor any of its partners has any direct or material indirect financial interest in either of the Funds, nor has had any connection during the past three years with the either of the Funds in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Accounting services to be performed by Deloitte & Touche LLP for each Fund will consist of the examination of the annual financial statements of the Funds, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at some meetings of the Board of Trustees. Deloitte & Touche LLP also will perform non-audit services consisting of review of income tax returns of each Fund.

A representative of Deloitte & Touche LLP will be present and available for questioning at the Annual Meeting and will have an opportunity to make a statement.

The following tables set forth the aggregate fees billed for professional services rendered by Delotte & Touche LLP or PWC to the Funds during the Funds' two most recent fiscal years:

H&Q Healthcare Investors

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2005	$67,000	$0	$5,500	$0
2004	$59,740	$0	$5,000	$18,947

H&Q Life Sciences Investors

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2005	$67,000	$0	$5,500	$0
2004	$59,660	$0	$5,000	$12,631

All of the services described in the tables above were approved by the Audit Committees pursuant to its pre-approval policies and procedures (the "Pre-Approval Policies and Procedures") which are summarized below to the extent that such services were required to be pre-approved by the Audit Committee. The nature of the services comprising other fees was a review of Fund administration.

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to HQH and to the Adviser, or an affiliate thereof that provides ongoing service for HQH, amounted to $5,500 for the fiscal year ended September 30, 2005 and $5,000 for the fiscal year ended September 30, 2004. The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to HQL and to the Adviser, or an affiliate thereof that provides ongoing services to HQL, amounted to $5,500 for the fiscal year ended September 30, 2005 and $5,000 for the fiscal year ended September 30, 2004.

The Funds' Audit Committees have adopted Pre-Approval Policies and Procedures pursuant to which the Committees pre-approve all audit and non-audit services provided by the Funds' independent auditor (the "Auditor") and any non-audit services provided by the Auditor to the Funds' Investment Adviser and Service Affiliates during the period of the Auditor's engagement to provide audit services to the Funds, if those services directly impact the Funds' operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit services include certain services that are audit-related, such as consultations regarding financial accounting and reporting standards and tax services. Certain services may not be provided by the Auditor to the Funds' or the Funds' Service Affiliates without jeopardizing the Auditor's independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committees reasonably conclude that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Funds' independent trustees. In determining whether to engage the Auditor for its audit services, the Audit

Committees will consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Pre-Approval Policies and Procedures also permit the Audit Committees to pre-approve the provisions of types or categories of permissible non-audit services for the Funds and their Service Affiliates on an annual basis at the time of the Auditor's engagement and on a project-by-project basis. At the time of the annual engagement of the Funds' Auditor, the Audit Committees are to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In their pre-approval, the Audit Committees should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the Auditor and set any limits on fees or other conditions they find appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committees consistent with the same standards for determination and information.

The Audit Committees may also appoint a Designated Member of the Committees to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. The Designated Member may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $15,000 per Fund. Any actions by the Designated Member are to be ratified by the Audit Committees by the time of their next scheduled meeting. The Funds' Pre-Approval Policies and Procedures are reviewed annually by the Audit Committees and the Funds maintain a record of the decisions made by the Committees pursuant to these procedures.

INFORMATION PERTAINING TO THE CUSTODIAN AND TRANSFER AGENT,
DIVIDEND DISBURSING AGENT AND REGISTRAR

The Funds' securities and cash are held under a custodian contract by State Street Bank and Trust Company (the "Custodian"), whose principal business address is 225 Franklin Street, Boston, MA 02110. The Custodian also performs certain accounting related functions for the Funds, including calculation of NAV and net income.

Computershare Shareholder Services, Inc. serves as Dividend Disbursing Agent. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Shareholder Services, Inc., serves as (1) the Plan Agent for the Funds' Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Funds. Computershare Shareholder Services, Inc. have their principal business at 250 Royall Street, Canton, MA 02021.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(j) of the 1940 Act, as applied to a Fund, require the Fund's officers and trustees, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended September 30, 2005, its Reporting Persons complied with all applicable filing requirements.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Trustees is not aware that any matters are to be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE ANNUAL MEETING

Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Fund at 30 Rowes Wharf, Suite 430, Boston, MA 02110-3328, or by casting a vote at the Annual Meeting. All valid proxies received prior to the Annual Meeting, or any adjournment(s) or postponements(s) thereof, will be voted at the Annual Meeting and any adjournments or postponements thereof.

The representation in person or by proxy of a majority of the outstanding shares of each Fund is necessary to constitute a quorum for transacting business at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Broker non-votes are unlikely to be relevant to the Annual Meeting because the Proposal to be voted upon by the shareholders involves a matter that the NYSE considers to be routine and within the discretion of brokers to vote if no customer instructions are received.

Shareholders of each Fund will vote separately with respect to Proposal 1, which requires the approval of a plurality of shares voting at the Annual Meeting (i.e., the one nominee, in the case of HQH, and the three nominees, in the case of HQL, receiving the greatest number of votes will be elected).

Shareholders of each Fund will vote separately with respect to Proposal 2, which requires the approval of a majority of all votes validly cast at the Annual Meeting.

Abstentions will not be counted in favor of, but will have no other effect on, the votes for Proposals 1 and 2.

Matters on which a choice has been provided will be voted as indicated on the proxy card and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of each Proposal, and will use their best judgment in connection with the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

In the event that sufficient votes in favor any Proposal set forth in the Notice of Annual Meeting are not received by June 14, 2006 or the necessary quorum has not been obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

As of May 4, 2006, there were 21,749,270 shares of beneficial interest of HQH and 13,262,472 shares of beneficial interest of HQL issued and outstanding. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on May 4, 2006, the record date, will be entitled to vote at the Annual Meeting. As of May 4, 2006, the Trustees and officers of each Fund individually and as a group beneficially owned less than 1% of the outstanding voting securities of each Fund. To the best of the Fund's knowledge, based upon filings made with the SEC, as of May 4, 2006, no persons or group beneficially owned more than 5% of the voting securities of either Fund.

PROPOSALS FOR 2007 ANNUAL MEETING

Shareholder proposals for each Fund's 2007 Annual Meeting must be received at the Fund's executive offices at 30 Rowes Wharf, Fourth Floor, Boston, Massachusetts 02110-3328 no later than January 14, 2007 for inclusion in the 2007 Proxy Statement and form of proxy. Submission of such proposals does not insure that they will be included in the 2007 Proxy Statement or submitted for a vote at the 2007 Annual Meeting.

In addition, under Rule 14a-4 of the SEC's proxy rules a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of shareholders or the date specified by an overriding advance notice provision in the company's by-laws. As neither Funds' by-laws contain such an advance notice provision, the Funds may use discretionary voting authority to vote on matters coming before the Funds' 2007 Annual Meeting of Shareholders, if the Funds do not have written notice of a shareholder proposal on or before March 27, 2006.

GENERAL

The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitation of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers of the Fund and certain employees of the Adviser, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or facsimile.

H&Q HEALTHCARE INVESTORS
H&Q LIFE SCIENCES INVESTORS

May 10, 2006

EXHIBIT A

H&Q HEALTHCARE INVESTORS
H&Q LIFE SCIENCES INVESTORS
(each a "Fund," collectively, the "Funds")

NOMINATING CHARTER

For convenience, this Charter refers to the Funds and their Boards and Committees in the singular. However, this Charter applies to each Fund, its Board and its Committees independently.

Committee Membership

The Nominating Committee (the "Committee") of the Board of Trustees (the "Board") of the Fund shall be composed entirely of trustees of the Fund who (1) are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the Fund or the Fund's investment adviser and (2) are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards. The President of the Fund, although not a member of the Committee, will cooperate with the Committee by recommending candidates and recruiting them for the Board of Trustees (the "Board") of the Fund and for executive offices of the Fund, and otherwise assisting the Committee to discharge its responsibilities.

Mission

The mission of the Committee under this Nominating Charter is to promote the effective participation of qualified individuals on the Board, Committees of the Board, and as executive officers of the Fund.

Nominating Function - Board

1.  The Committee shall make nominations for trustees and officers of the Fund and submit such nominations to the full Board. The Committee shall evaluate candidates' qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Fund's investment adviser and other principal service providers. Persons selected as independent trustees must not be "interested persons" (as that term is defined in the 1940 Act) of the Fund or the Fund's investment adviser. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees' qualifications for Board membership, the Committee shall consider factors which may be delineated in this Charter or the Fund's bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2.  The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not "interested persons" of the Fund or the Fund's investment adviser within the meaning of the 1940 Act; and (iii) are "independent" as defined in the NYSE listing standards. In order for the Committee to evaluate any nominee recommended by a shareholder or shareholder group, potential trustee candidates and nominating shareholders or shareholder groups must satisfy the requirements1 provided in Appendix A to this Charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate shareholder trustee nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner.

3.  Once a nomination has been timely received in proper form, the nominee will be asked to complete an eligibility questionnaire to assist the Fund in assessing the nominee's qualifications as a potential independent Trustee and as someone who is "independent" under the NYSE Listing Standards. The Committee will make such determinations in its sole discretion and such determinations shall be final.

4.  The Committee may identify prospective trustee from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

5.  The Committee requires that each prospective trustee candidate have a college degree or equivalent business experience. In addition, it is the Board's policy that trustees on the Board may not serve in a similar capacity on the board of a registered investment company which (i) is not sponsored or advised by the Fund's investment adviser or its affiliates and (ii) the Board in its discretion has determined to be competitive with the Fund taking into account such registered investment company's investment mandate. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate's ability, judgment and expertise; and (vi) overall diversity of the Board's composition.

6.  The Committee shall evaluate the participation and contribution of each trustee coming to the end of his or her term before deciding whether to recommend reelection. The Committee may seek the views of other trustees to assist them in this evaluation.

7.  The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

8.  The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

9.  The Committee shall periodically review issues related to the succession of officers of the Fund, including the Chairman of the Board.

Nominating Function - Committees

1.  The Committee shall make nominations for membership on all committees of the Fund and submit such nominations to the full Board, and shall review committee assignments as necessary.

2.  The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make recommendations for any such action to the full Board.

1  These requirements are based on proposed Securities Exchange Act Rule 14Aa-1, 1(b) and (c) and may be amended depending on the text of that Rule as finally adopted.

Other Powers and Responsibilities

1.  The Committee shall normally meet yearly prior to the meeting of the full Board, to carry out its nominating function, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

2.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund.

3.  The Committee shall review this Charter periodically and recommend any changes to the full Board.

Appendix A

Procedures and Eligibility Requirements for
Shareholder Submission of Nominee Candidates

A. Nominee Requirements

Trustee nominees recommended by shareholders must fulfill the following requirements2:

1.  The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

2.  Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

3.  Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, Advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

4.  The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

5.  The nominee may not control (as "control" is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

B. Nominating Shareholder or Shareholder Group Requirements

The nominating shareholder or shareholder group must meet the following requirements:

1.  Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund's securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held "short."

2.  The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iii) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

2  Unless otherwise specified herein, please refer to the Securities Exchange Act of 1934 and regulations thereunder for interpretations of terms used in this Appendix A. Calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held "short."

A-1

C. Deadlines and Limitations

A nominating shareholder or shareholder group may not submit more than one nominee per year. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund.

D. Making a Submission

Shareholders recommending potential trustee candidates must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund's Secretary. Notice to the Fund's Secretary should include: (i) the shareholder's contact information; (ii) the trustee candidate's contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if nominated by the Board of Trustees, to be named as a trustee if so elected.

A-2

002CS-11320

H&Q HEALTHCARE INVESTORS

	☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR the listed nominees.

1.	On the election of four Trustees:

		For	Withhold		For	Withhold

	01 - Daniel R. Omstead, Ph.D.	☐	☐	03 - Uwe E. Reinhardt, Ph.D.	☐	☐

	02 - Lawrence S. Lewin	☐	☐	04 - Lucinda H. Stebbins, CPA	☐	☐

B	Issues

The Board of Trustees recommends a vote FOR the following proposal.

		For	Against	Abstain
2.	On the ratification of the selection of Deloitte & Touche LLP as the Independent registered public accountants of	☐	☐	☐	Mark this box with an X if you have made comments below.	☐
the Fund for the fiscal year ending September 30, 2006.

3.	In their discretion, on all other business that may properly come before the Annual Meeting and any adjourment(s) or postponement(s) thereof.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign this proxy exactly as your name appears on the books of the Fund.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

1 U P X	1

Proxy - H&Q HEALTHCARE INVESTORS

Proxy for the Annual Meeting of Shareholders to be held June 15, 2006
This Proxy is Being Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Daniel R. Omstead, Ph.D., Henri A. Termeer and Kathleen M. Eckert, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q HEALTHCARE INVESTORS (the “Fund”) to be held on June 15, 2006 at 10:00 A.M. Eastern Time, at the Wyndham Boston, 89 Broad Street, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE, AND WITH RESPECT TO ITEM 2, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet
• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Eastern Time, on June 15, 2006.

THANK YOU FOR VOTING

H&Q LIFE SCIENCES INVESTORS

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Trustees recommends a vote FOR all nominees.

1.	On the election of three Trustees:

		For	Withhold

	01 - Daniel R. Omstead, Ph.D.	☐	☐

	02 - Henri A. Termeer	☐	☐

	03 - Lucinda H. Stebbins, CPA	☐	☐

B	Issues

The Board of Trustees recommends a vote FOR the following proposal.

		For	Against	Abstain
2.	On the ratification of the selection of Deloitte & Touche	☐	☐	☐	Mark this box with an X if you have made comments below.	☐
LLP as the Independent registered public accountants of
the Fund for the fiscal year ending September 30, 2006

3.	In their discretion, on all other business that may properly come before the Annual
Meeting and any adjournment(s) or postponement(s) thereof.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

1 U P X	1

Proxy - H&Q LIFE SCIENCES INVESTORS

Proxy for the Annual Meeting of Shareholders to be held June 15, 2006
This Proxy is Being Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Daniel R. Omstead, Ph.D., Henri A. Termeer and Kathleen M. Eckert, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q LIFE SCIENCES INVESTORS (the “Fund”) to be held on June 15, 2006 at 10:00 A.M. Eastern Time, at the Wyndham Boston, 89 Broad Street, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINESS FOR TRUSTEE, AND WITH RESPECT TO ITEM 2, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet
• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Eastern Time, on June 15, 2006.

THANK YOU FOR VOTING